Statement of Additional Information Supplement	February 17, 2016

Putnam Voyager Fund
Statement of Additional Information dated November 30, 2015

The sub-sections Other accounts managed and Ownership of securities in the PORTFOLIO MANAGER section are supplemented to reflect that the fund’s portfolio manager is now Robert Brookby.

Other accounts managed

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund’s portfolio manager managed as of January 31, 2016. The other accounts may include accounts for which the individual was not designated as a portfolio manager. Unless noted, none of the other accounts pays a fee based on the account's performance.

Other accounts (including
separate accounts, managed
			Other accounts that pool		account programs and
Portfolio	Other SEC-registered open-		assets from more than one		single-sponsor defined
manager	end and closed-end funds		client		contribution plan offerings)

	Number		Number		Number
	of		of		of
	accounts	Assets	accounts	Assets	accounts	Assets

Robert Brookby	5*	$5,348,600,000	3	$109,000,000	3	$882,400,000

* 2 accounts, with total assets of $4,019,300,000, pay an advisory fee based on account performance.

Ownership of securities

The dollar range of shares of the fund owned by the portfolio manager as of January 31, 2016, including investments by immediate family members and amounts invested through retirement and deferred compensation plan, was $0.

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